EXHIBIT 99.4


YOU ARE STRONGLY URGED TO READ THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR - PROSPECTUS, INCLUDING THE APPENDICES ATTACHED THERETO, BEFORE COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.


                                GSI LUMONICS INC.

                     LETTER OF TRANSMITTAL AND ELECTION FORM
            FOR REGISTERED HOLDERS OF GSI LUMONICS INC. COMMON SHARES

SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR INSTRUCTIONS AND ASSISTANCE IN DELIVERING THOSE COMMON SHARES.

         This Letter of Transmittal and Election Form is for use solely by registered holders ("REGISTERED SHAREHOLDERS") of common shares (the "COMMON SHARES") of GSI Lumonics Inc. ("GSI CANADA"). This Letter of Transmittal and Election Form is to be used in connection with the proposed arrangement (the "ARRANGEMENT") involving GSI Canada, which is being submitted for approval at the special meeting of the shareholders of GSI Canada to be held on Monday, August 4, 2003 (the "MEETING"). Shareholders are strongly encouraged to read the Management Proxy Circular - Prospectus dated June 26, 2003 (the "PROXY CIRCULAR
- PROSPECTUS"), including the Appendices which form part of and are incorporated into the Proxy Circular - Prospectus, that accompanies this Letter of Transmittal and Election Form and that describes the Arrangement in detail. Terms used but not defined in this Letter of Transmittal and Election Form that are used in the Proxy Circular - Prospectus have the respective meanings set out in the Proxy Circular - Prospectus.

________________________________________________________________________________
      THIS LETTER OF TRANSMITTAL AND ELECTION FORM IS TO BE USED BY REGISTERED SHAREHOLDERS FOR TWO PURPOSES:

(a) TO DEPOSIT THEIR COMMON SHARE CERTIFICATES WITH COMPUTERSHARE TRUST COMPANY OF CANADA IN ORDER TO RECEIVE NEW CERTIFICATES EVIDENCING EXCHANGEABLE SHARES OR SHARES OF GSI DELAWARE COMMON STOCK (EACH AS DESCRIBED BELOW); AND

(b) FOR THOSE REGISTERED SHAREHOLDERS WHO ARE RESIDENTS OF CANADA OR WHO HOLD COMMON SHARES ON BEHALF OF A BENEFICIAL HOLDER WHO IS RESIDENT IN CANADA, TO ELECT TO RECEIVE EITHER EXCHANGEABLE SHARES OR SHARES OF GSI DELAWARE COMMON STOCK UPON COMPLETION OF THE ARRANGEMENT.

      ELECTION DEADLINE: FOR THOSE REGISTERED SHAREHOLDERS ELECTING TO RECEIVE EXCHANGEABLE SHARES, THIS LETTER OF TRANSMITTAL AND ELECTION FORM MUST BE COMPLETED AND RETURNED TO COMPUTERSHARE TRUST COMPANY OF CANADA FOR RECEIPT BEFORE 5:00 P.M. (EDT) ON FRIDAY, AUGUST 1, 2003, IN ACCORDANCE WITH THE INSTRUCTIONS SET OUT BELOW.
________________________________________________________________________________

         The effective date of the Arrangement is anticipated to be as soon as practicable after the date that the Arrangement is approved at the Meeting, all required court and regulatory approvals have been received and all other conditions to the Arrangement as described in the Proxy Circular - Prospectus have been satisfied or waived.

         The principal effect of the Arrangement will be to restructure GSI Canada, so that GSLI Corp ("GSI DELAWARE"), a newly formed Delaware corporation, will become the publicly traded holding company of GSI Canada.

         The Arrangement will involve a reorganization of the authorized share capital of GSI Canada through the creation of a new class of shares - the exchangeable shares ("EXCHANGEABLE SHARES"). On the effective date of the Arrangement, shareholders of GSI Canada (other than shareholders who properly exercise their dissent rights as described in the Proxy Circular - Prospectus, and GSI Delaware and its affiliates) will receive in exchange for each Common
Share:

         (a) one share of GSI Delaware common stock ("GSI DELAWARE COMMON STOCK"); or

         (b) one Exchangeable Share of GSI Canada and certain ancillary rights;

         provided, that only shareholders who either:

                  - hold Common Shares as the beneficial owners thereof and are residents of Canada for the purposes of the Income Tax Act (Canada); or

                  - hold Common Shares on behalf of a beneficial owner who is a resident of Canada for the purposes of the Income Tax Act (Canada),

         and who (in either case) have properly completed, duly executed and delivered this Letter of Transmittal and Election Form and all other required documents before the Election Deadline, will be entitled to receive Exchangeable Shares. All other shareholders will receive shares of GSI Delaware Common Stock upon completion of the Arrangement.

         The Exchangeable Shares will, in accordance with their terms, be exchangeable at any time at the option of the holder, and in certain circumstances redeemable by GSI Canada, for GSI Delaware Common Stock on a one-for-one basis. See "The Arrangement - Description of Exchangeable Shares" in the Proxy Circular - Prospectus.

         FOR SHAREHOLDERS WHO ARE RESIDENTS OF CANADA, THE TAX CONSEQUENCES OF THE ARRANGEMENT MAY DIFFER SIGNIFICANTLY DEPENDING ON WHETHER THEY RECEIVE SHARES OF GSI DELAWARE COMMON STOCK OR EXCHANGEABLE SHARES UPON COMPLETION OF THE ARRANGEMENT. IF YOU ARE A SHAREHOLDER WHO IS A RESIDENT OF CANADA, YOU ARE URGED TO CAREFULLY CONSIDER THE TAX CONSEQUENCES OF THE ARRANGEMENT TO YOU IN DETERMINING WHETHER TO ELECT TO RECEIVE SHARES OF GSI DELAWARE COMMON STOCK OR EXCHANGEABLE SHARES. SEE "MATERIAL INCOME TAX CONSIDERATIONS TO SHAREHOLDERS" IN THE PROXY CIRCULAR - PROSPECTUS.

         Each shareholder must make the same election with respect to all GSI Canada Common Shares held. A shareholder is not permitted to elect to receive Exchangeable Shares with respect to some of the Common Shares held by such shareholder and to receive shares of GSI Delaware Common Stock with respect to the remainder of such Common Shares.

         ALL REGISTERED SHAREHOLDERS, WHETHER THEY ELECT TO RECEIVE EXCHANGEABLE SHARES OR SHARES OF GSI DELAWARE COMMON STOCK IN THE ARRANGEMENT, SHOULD PROPERLY COMPLETE AND EXECUTE THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND RETURN IT, TOGETHER WITH THEIR COMMON SHARE CERTIFICATE(S) AND ALL OTHER REQUIRED DOCUMENTS, TO COMPUTERSHARE TRUST COMPANY OF CANADA.

________________________________________________________________________________
TO RECEIVE EXCHANGEABLE SHARES - FOR CANADIAN RESIDENTS ONLY

         In order to receive Exchangeable Shares, each Registered Shareholder must be either (i) a resident of Canada for purposes of the Income Tax Act (Canada) holding Common Shares as the beneficial holder thereof; or (ii) a person holding GSI Common Shares on behalf of a beneficial owner thereof who is a resident of Canada for purposes of the Income Tax Act (Canada), and must return this Letter of Transmittal and Election Form, properly completed and duly executed, together with the certificate(s) representing the Common Shares in respect of which the election is made and all other required documents, delivered in person or by courier or sent by registered mail to Computershare Trust Company of Canada at the address set forth on the last page of this Letter of Transmittal and Election Form for receipt before 5:00 P.M. (EDT) on Friday, August 1, 2003, the day before the date of the Meeting (the "ELECTION DEADLINE"). If the Meeting is adjourned to a later date, the Election Deadline will be extended accordingly.
________________________________________________________________________________


________________________________________________________________________________
TO RECEIVE GSI DELAWARE COMMON STOCK

         Each Registered Shareholder who is neither (i) a resident of Canada for purposes of the Income Tax Act (Canada) holding Common Shares as the beneficial holder thereof; or (ii) a person holding Common Shares on behalf of a beneficial owner thereof who is a resident of Canada for purposes of the Income Tax Act (Canada), or who does not properly elect to receive Exchangeable Shares before the Election Deadline, will only be entitled to receive shares of GSI Delaware Common Stock upon completion of the Arrangement. Accordingly, if you do not validly elect to receive Exchangeable Shares, upon completion of the Arrangement you will be entitled only to receive shares of GSI Delaware Common Stock. In addition, you will not be entitled to receive a certificate(s) representing such shares of GSI Delaware Common Stock until you properly complete and return this Letter of Transmittal and Election Form, together with your certificate(s) which, prior to completion of the Arrangement, represent Common Shares, to Computershare Trust Company of Canada at the address set forth on the last page of this Letter of Transmittal and Election Form. You will not (i) be recorded on the register of holders of shares of GSI Delaware Common Stock, (ii) be entitled to vote your shares of GSI Delaware Common Stock; or (iii) be entitled to receive dividends on your shares of GSI Delaware Common Stock, until you surrender your certificate(s) which, prior to the completion of the Arrangement represent Common Shares. In addition, failure to surrender such certificate(s) on or prior to the fifth anniversary of the effective date of the Arrangement will result in all of your rights and interest as a holder of shares of GSI Delaware Common Stock being extinguished without compensation or notice.
________________________________________________________________________________



         IN ORDER FOR REGISTERED SHAREHOLDERS TO OBTAIN CERTIFICATES EVIDENCING THE EXCHANGEABLE SHARES OR SHARES OF GSI DELAWARE COMMON STOCK TO WHICH THEY ARE ENTITLED, REGISTERED SHAREHOLDERS ARE REQUIRED TO DEPOSIT THE SHARE CERTIFICATES REPRESENTING THE COMMON SHARES HELD BY THEM WITH COMPUTERSHARE TRUST COMPANY OF CANADA.

         Please read carefully the Proxy Circular - Prospectus, including the Appendices, and the instructions set out below before completing this Letter of Transmittal and Election Form.

TO:        GSI LUMONICS INC.

AND TO:    GSLI CORP

AND TO:    COMPUTERSHARE TRUST COMPANY OF CANADA

         The undersigned hereby delivers to you the enclosed certificate(s) for Common Shares, details of which are as follows:

_____________________________________________________________________________________________________________________________
    Name(s) and Address(es) of Registered Holder(s)          Certificate Number(s)                Number of Common Shares
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------


_____________________________________________________________________________________________________________________________

FIGURE 1: DESCRIPTION OF COMMON SHARES TRANSMITTED.
NOTE: IF SPACE IS INSUFFICIENT, PLEASE ATTACH A SEPARATE SCHEDULE TO THIS LETTER OF TRANSMITTAL AND ELECTION FORM AS OUTLINED IN INSTRUCTION 6(a).


________________________________________________________________________________
ELECTION FOR REGISTERED SHAREHOLDERS RESIDENT IN CANADA

Upon completion of the Arrangement, the undersigned hereby elects to receive the following for the Common Shares represented by the above certificate(s):

   CHECK THE APPROPRIATE BOX BELOW.

     (i)   |_|   the undersigned elects to receive shares of GSI Delaware
                 Common Stock with respect to its Common Shares;

     OR

     (ii)  |_|   the undersigned elects to receive Exchangeable Shares
                 (and certain ancillary rights) with respect to its Common Shares.

________________________________________________________________________________
FIGURE 2: ELECTION FOR REGISTERED SHAREHOLDERS RESIDENT IN CANADA.
NOTE: IN ORDER TO ELECT TO RECEIVE EXCHANGEABLE SHARES, THE REGISTERED SHAREHOLDER MUST BE EITHER (1) A RESIDENT OF CANADA FOR THE PURPOSES OF THE INCOME TAX ACT (CANADA) HOLDING COMMON SHARES AS THE BENEFICIAL OWNER THEREOF, OR (2) A PERSON HOLDING SUCH COMMON SHARES ON BEHALF OF A BENEFICIAL OWNER THEREOF WHO IS A RESIDENT OF CANADA FOR THE PURPOSES OF THE INCOME TAX ACT (CANADA).

________________________________________________________________________________
The undersigned hereby deposits, in connection with the Arrangement, the Common Share certificate(s) described above in Figure 1: Description of Common Shares Transmitted.
________________________________________________________________________________


         If an election is not made, or is not properly made, the undersigned will be deemed to have elected to have all Common Shares exchanged for shares of GSI Delaware Common Stock.

         TO VALIDLY MAKE AN ELECTION TO RECEIVE EXCHANGEABLE SHARES, THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND THE REQUIRED DOCUMENTATION MUST BE RECEIVED BY COMPUTERSHARE TRUST COMPANY OF CANADA AT THE ADDRESS SPECIFIED ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM BEFORE THE ELECTION DEADLINE. IF COMPUTERSHARE TRUST COMPANY OF CANADA DOES NOT RECEIVE THIS LETTER OF TRANSMITTAL AND ELECTION FORM AND SUCH DOCUMENTATION AT THE ADDRESS SPECIFIED ON THE LAST PAGE OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM BEFORE THE ELECTION DEADLINE, YOU WILL RECEIVE SHARES OF GSI DELAWARE COMMON STOCK FOR YOUR COMMON SHARES.

         SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR INSTRUCTIONS AND ASSISTANCE IN DELIVERING THOSE COMMON SHARES AND SHOULD NOT USE THIS LETTER OF TRANSMITTAL AND ELECTION FORM.

         The undersigned Registered Shareholder acknowledges that the intention of GSI Canada in creating the Exchangeable Shares is to have the economic and voting attributes associated with the Exchangeable Shares be substantially economically equivalent to those of GSI Delaware Common Stock. GSI Delaware will covenant in the voting and exchange trust agreement to provide financial and other information regarding GSI Delaware to holders of Exchangeable Shares. See "The Arrangement - Description of Exchangeable Shares" in the Proxy Circular - Prospectus.

         It is understood that upon receipt and deposit of: (i) this Letter of Transmittal and Election Form, (ii) the Common Share certificate(s), and (iii) any other required documentation, following the effective date of the Arrangement, GSI Canada, GSI Delaware or their agent will send to the undersigned certificate(s) for the Exchangeable Shares or shares of GSI Delaware Common Stock to which the undersigned is entitled. The share certificate(s) will be in the name of the Registered Shareholder set forth below.

         The undersigned Registered Shareholder covenants, represents and warrants that (i) the undersigned is the owner of the Common Shares being deposited, (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims,
(iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and Election Form, and all information inserted into this Letter of Transmittal and Election Form by the undersigned is accurate, and (iv) the undersigned will not, before the effective date of the Arrangement, transfer or permit to be transferred any of such deposited Common Shares.

         The covenants, representations and warranties of the undersigned herein contained will survive the completion of the Arrangement.

         The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal and Election Form or a proxy granted for use at the Meeting, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Common Shares being deposited. No subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, except a proxy granted for use at the Meeting, will be granted with respect to the deposited Common Shares. Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal and Election Form will survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder is binding upon the heirs, legal representatives, successors and assigns of the undersigned.

         The undersigned instructs GSI Canada, GSI Delaware and Computershare Trust Company of Canada to mail the certificate(s) representing Exchangeable Shares or shares of GSI Delaware Common Stock promptly after the effective date of the Arrangement, by first class insured mail, postage prepaid, to the undersigned, or to hold such certificates for pick-up, in accordance with the instructions given below.

If the Arrangement is not completed, the deposited Common Shares and all other ancillary documents will be returned to the undersigned in accordance with the instructions given below. The undersigned recognizes that GSI Canada has no obligation pursuant to the instructions given below to transfer any Common Shares from the name of the registered holder thereof if the Arrangement is not completed.

By reason of the use by the undersigned of an English language form of this Letter of Transmittal and Election Form, the undersigned is deemed to have required that any contract evidenced by the Arrangement as accepted through this Letter of Transmittal and Election Form, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l'usage d'une version anglaise des presentes lettre d'envoi et formule de choix par le soussigne, ce dernier est repute avoir demande que tout contrat atteste par l'arrangement, qui est accepte au moyen des presentes lettre d'envoi et formule de choix, de meme que tous les documents qui s'y rapportent, soient rediges exclusivement en anglais.

PLEASE REVIEW CAREFULLY THE INSTRUCTIONS BELOW IN COMPLETING THE FOLLOWING
INFORMATION:

________________________________________________________________        ___________________________________________________________
A.  REGISTRATION INSTRUCTIONS                                           B.  DELIVERY INSTRUCTIONS

Issue and send certificates in the name as indicated below and          To be completed ONLY if the certificate(s) are to be sent
enter the shares as indicated below in the share register.              to someone other than the registered holder or to an
                                                                        address other than the address of the registered holder.
-----------------------------------------------------
               (Name) (please print)                                    |_|      Mail to the same address indicated in Block A OR

-----------------------------------------------------                   |_|      Mail to the name and address below:
                 (Street Address)
                                                                        -----------------------------------------------------------
-----------------------------------------------------                                     (Name) (please print)
   (City) (Province or State) (Postal or Zip Code)
                                                                        -----------------------------------------------------------
-----------------------------------------------------                                        (Street Address)
                    (Country)
                                                                        -----------------------------------------------------------
-----------------------------------------------------                        (City) (Province or State) (Postal or Zip Code)
           (Telephone - Business Hours)
                                                                        -----------------------------------------------------------
                                                                                                (Country)

                                                                        -----------------------------------------------------------
                                                                                       (Telephone - Business Hours)

________________________________________________________________        ___________________________________________________________
________________________________________________________________        ___________________________________________________________
C.  PICK UP INSTRUCTIONS

|_|      Hold certificate(s) for pick-up at Computershare               DATED:                                 , 2003
Trust Company of Canada at the address which is shown on the                   ------------------------------------------
last page of this Letter of Transmittal and Election Form.

                                                                        -----------------------------------------------------------
________________________________________________________________            (Signature of holder or authorized representative)
________________________________________________________________
D. INFORMATION REGARDING RESIDENCE OF SHAREHOLDERS                       -----------------------------------------------------------
                                                                                        (Signature of any joint holder)
The undersigned registered holder of Common Shares represents
that the beneficial owner of such Common Shares:                         -----------------------------------------------------------
                                                                                       (Name of shareholder) (Please print)
|_|      is a resident of Canada for purposes of the Income
         Tax Act (Canada)                                                -----------------------------------------------------------
                              OR                                                (Name of authorized representative) (Please print)

|_|      is not a resident of Canada for purposes of                     Signature Guaranteed By:
         the Income Tax Act (Canada)                                     (if required under Instruction 3)

Registered Shareholders that are not residents of Canada must            -----------------------------------------------------------
indicate country of residence of the beneficial owner of such                               Authorized signature
Common Shares:
              ----------------------------------------------------       -----------------------------------------------------------
                                                                                      Name of Guarantor (Please print)
Canadian residents (other than trusts) must provide their Social
Insurance Number or Business Number:
                                    ------------------------------

U.S. residents/citizens must provide their Social Security
Number or Taxpayer Identification Number:
                                         -------------------------
__________________________________________________________________       ___________________________________________________________

A REGISTERED SHAREHOLDER WHO FAILS PROPERLY TO COMPLETE BOX D WILL RECEIVE SHARES OF GSI DELAWARE COMMON STOCK FOR THE REGISTERED
SHAREHOLDER'S COMMON SHARES UPON COMPLETION OF THE ARRANGEMENT.

INSTRUCTIONS:

1.       USE OF LETTER OF TRANSMITTAL AND ELECTION FORM

         (a) This properly completed and executed Letter of Transmittal and Election Form (or manually signed facsimile thereof) must be received by Computershare Trust Company of Canada at the address set forth on the last page of this Letter of Transmittal and Election Form before the Election Deadline if an eligible Registered Shareholder wishes to receive Exchangeable Shares under the Arrangement.

         (b) All Registered Shareholders, whether they elect to receive Exchangeable Shares or shares of GSI Delaware Common Stock upon completion of the Arrangement, must properly complete and execute this Letter of Transmittal and Election Form and return it, together with the Registered Shareholder's Common Share certificate(s) and all other required documents, to Computershare Trust Company of Canada.

         (c) The method used to deliver this Letter of Transmittal and Election Form, any accompanying certificate(s) representing Common Shares and all other required documents is at the option and risk of the Registered Shareholder, and delivery will be deemed to be effective only when such documents are actually received. GSI Canada recommends that the necessary documentation be hand-delivered to Computershare Trust Company of Canada at the address set forth on the last page of this Letter of Transmittal and Election Form and a receipt obtained; otherwise the use of registered, insured mail, with return receipt requested, is recommended. A pre-addressed security return envelope is enclosed for your convenience.

         SHAREHOLDERS WHOSE COMMON SHARES ARE REGISTERED IN THE NAME OF A BROKER, INVESTMENT DEALER, BANK, TRUST COMPANY OR OTHER NOMINEE SHOULD CONTACT THAT NOMINEE FOR INSTRUCTIONS AND ASSISTANCE IN DELIVERING THOSE COMMON SHARES.

2.       SIGNATURES

         (a) This Letter of Transmittal and Election Form must be completed, dated and signed by the registered holder of the Common Shares or by such registered holder's duly authorized representative in accordance with Instruction 4.

         (b) If this Letter of Transmittal and Election Form is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal and Election Form must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) is owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal and Election Form.

         (c) If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if certificate(s) representing Exchangeable Shares or GSI Delaware Common Stock are to be issued to a person other than the registered owner(s):

                  (i) such deposited certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney properly completed by the registered owner(s); and

                  (ii) the signature(s) on such endorsement or power(s) of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.       GUARANTEE OF SIGNATURES

         If this Letter of Transmittal and Election Form is signed by a person other than the registered owner(s) of the Common Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to Computershare Trust Company of Canada (except that no guarantee is required if the signature is that of an Eligible Institution). If, in the event that the Arrangement is not completed, the certificate(s) representing deposited Common Shares are to be returned to a person other than the registered owner(s), or sent to an address other than the address of the registered owner(s) as shown on the registers of GSI Canada, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to Computershare Trust Company of Canada (except that no guarantee is required if the signature is that of an Eligible Institution).

         An "ELIGIBLE INSTITUTION" means a Canadian chartered bank, a major trust company in Canada or a member firm of a recognized Medallion Program (STAMP, SEMP or MSP).

4.       FIDUCIARIES, REPRESENTATIVES AND AUTHORIZATIONS

         Where this Letter of Transmittal and Election Form is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association, or is executed by any other person acting in a representative capacity, this Letter of Transmittal and Election Form must be accompanied by satisfactory evidence of authority to act. Any of GSI Canada, GSI Delaware or Computershare Trust Company of Canada, in their discretion, may require additional evidence of such authority to act.

5.       DELIVERY INSTRUCTIONS

         In all cases, the box entitled "Delivery Instructions" should be completed. If that box is not completed, any new share certificate(s) issued in exchange for Common Shares will be mailed to the depositing Registered Shareholder at the address of the Registered Shareholder as it appears in this Letter of Transmittal and Election Form. If no address of the Registered Shareholder is provided in this Letter of Transmittal and Election Form, then it will be mailed to the address of the Registered Shareholder as it appears on the securities register of GSI Canada.

6.       MISCELLANEOUS

         (a) If the space provided above in "Figure 1: Description of Common Shares Transmitted" is insufficient, the requested information should be set out on a separate list and attached to this Letter of Transmittal and Election Form.

         (b) If Common Shares are registered in different forms (e.g., "John Doe" and J. Doe"), a separate Letter of Transmittal and Election Form should be signed for each different registration.

         (c) The undersigned must complete Box D - "Information Regarding Residence of Shareholders" in this Letter of Transmittal and Election Form indicating whether the beneficial owner of the Common Shares held by the undersigned is a resident or non-resident of Canada under the Income Tax Act (Canada).

         (d) No alternative, conditional or contingent deposits will be accepted and no fractional Exchangeable Shares or shares of GSI Delaware Common Stock will be issued.

         (e) Additional copies of this Letter of Transmittal and Election Form may be obtained from Computershare Trust Company of Canada at the address set forth on the last page of this Letter of Transmittal and Election Form.

         (f) GSI Canada reserves the right, in its sole discretion, to instruct Computershare Trust Company of Canada to waive any defect or irregularity contained in any Letter of Transmittal and Election Form received by it.

7.       LOST CERTIFICATES

         If a share certificate has been lost or destroyed, this Letter of Transmittal and Election Form should be completed as fully as possible and forwarded, together with a letter describing the loss, to Computershare Trust Company of Canada. Computershare Trust Company of Canada will respond with the replacement requirements, which must be properly completed and returned prior to receiving replacement share certificates.

8.       ASSISTANCE

         COMPUTERSHARE TRUST COMPANY OF CANADA (SEE BELOW FOR ADDRESS, TELEPHONE NUMBER AND E-MAIL ADDRESS) OR YOUR BROKER OR OTHER FINANCIAL ADVISER WILL BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM.



IT IS STRONGLY RECOMMENDED THAT PRIOR TO COMPLETING THIS LETTER OF TRANSMITTAL AND ELECTION FORM, EACH REGISTERED SHAREHOLDER READ THE ACCOMPANYING PROXY CIRCULAR - PROSPECTUS, INCLUDING THE APPENDICES THERETO.



                     COMPUTERSHARE TRUST COMPANY OF CANADA

                                    By Mail:

                                 P.O. Box 7021
                            31 Adelaide Street East
                                Toronto, Ontario
                                    M5C 3H2

                             By Hand or By Courier:

                             100 University Avenue
                                   9th Floor
                                Toronto, Ontario
                                    M5J 2Y1

                      Telephone: Toll Free (800) 564-6253
                    E-mail: caregistryinfo@computershare.com